                                                                  EXHIBIT 10.20


                              ASSIGNMENT AGREEMENT

        THIS ASSIGNMENT AGREEMENT (the "ASSIGNMENT") is made and entered into as of September 12, 2001 (the "EFFECTIVE DATE"), by and between TORREY VIEW PHASE II, L.P., a California limited partnership ("ASSIGNOR"), and AME TORREY VIEW, LLC, a California limited liability company ("ASSIGNEE"), with respect to the following recitals:

                                    RECITALS

        A. Westbrook Torrey Hills, L.P., a Delaware limited partnership ("WESTBROOK"), as Seller, and Assignor, as Buyer, entered into that certain Commercial Land Purchase and Sale Agreement and Joint Escrow Instructions dated for reference purposes as of July 10, 2001 (the "PURCHASE AGREEMENT"), a copy of which is attached hereto as Exhibit A. Pursuant to the Purchase Agreement, Assignor agreed to acquire from Westbrook all of its right, title and interest in and to that certain real property located in the City of San Diego, County of San Diego, State of California (the "PROPERTY"), as more particularly described in the Purchase Agreement.

        B. Assignor now desires to assign to Assignee and Assignee desires to assume from Assignor, all of Assignor's right, title, obligations and interest in, to and under the Purchase Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions set forth herein, and for other good and valuable consideration, the parties hereto agree as follows:

        1. Assignment. Assignor hereby assigns to Assignee and Assignee hereby assumes on and as of the Effective Date all of Assignor's right, title, obligations and interest in, to and under the Purchase Agreement.

        2. References. All references to "Assignor" and "Assignee" will be deemed to include their respective heirs, representatives, nominees, successors and/or assigns, where the context permits.

        3. Attorneys' Fees. Should any party hereby employ an attorney for the purposes of enforcing or construing this Assignment Agreement or any judgment based on this Assignment Agreement in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief, or other litigation, including appeals, the prevailing party in any such action will be awarded its reasonable costs and expenses and reasonable attorneys' fees.

        4. Binding Effect. The terms and conditions contained herein will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

        5. Severability. If any material covenant, condition or provision herein contained is held to be invalid, void or unenforceable, the remaining provisions and portions will nevertheless be carried into effect.

        6. Entire Agreement. This instrument contains the entire agreement of the parties and cannot be amended or modified except by written agreement, executed by each of the parties hereto.

        7. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California.

        8. Counterparts. This Assignment Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one instrument.

        IN WITNESS WHEREOF, the parties have hereto executed this Assignment as of the day and year first above written.



ASSIGNOR:                                    ASSIGNEE:


TORREY VIEW PHASE II, L.P., a California     AME TORREY VIEW, LLC, a California
limited partnership                          limited liability company


By: SAN DIEGO REALTY ADVISORS, LLC, a        By: /s/ LAWRENCE E. BLOCH
                                                -------------------------------
    California limited liability company,    Name:   LAWRENCE E. BLOCH, M.D.
                                                  -----------------------------
    its General Partner                      Its:    MANAGING MEMBER
                                                 ------------------------------
    By: /s/ JAMES C. PURVIS
       ---------------------------------
         James C. Purvis
         President


AGREED AND ACCEPTED:

Westbrook:


By:_________________________
Its:________________________

                                    EXHIBIT A

                               Purchase Agreement




                                   Exhibit A